Exhibit 10.1

BORROWING BASE REDETERMINATION AGREEMENT AND THIRD

AMENDMENT TO CREDIT AGREEMENT

This BORROWING BASE REDETERMINATION AGREEMENT AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 12, 2020, is by and among AMPLIFY ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrower”), AMPLIFY ACQUISITIONCO LLC, a Delaware limited liability company (the “Parent”), each of the other undersigned guarantors (together with the Borrower, and the Parent, collectively, the “Loan Parties”), each of the Lenders that is a signatory hereto and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Parent (as successor by conversion to Amplify Acquisitionco Inc.), the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 2, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of May 5, 2019, that certain Second Amendment to Credit Agreement dated as of July 16, 2019, and as further amended, restated, amended and restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has provided the necessary Engineering Report in order for the Administrative Agent and the Lenders to complete the spring 2020 Scheduled Determination of the Borrowing Base and, after reviewing such Engineering Report, the Administrative Agent and the Lenders have recommended decreasing the Borrowing Base from $450,000,000 to $285,000,000.

C. Pursuant to Section 2.07(b) of the Credit Agreement, in connection with the reduction in the Borrowing Base pursuant to this Amendment to an amount that is less than the Aggregate Commitments, the Aggregate Commitments shall be automatically and permanently reduced to $285,000,000 (subject to any increase of the Aggregate Commitments in accordance with Section 2.04 of the Credit Agreement).

D. The Borrower, the Parent, the Administrative Agent and the Lenders party hereto desire to enter into this Amendment, to among other things, make certain amendments to the Credit Agreement.

E. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement, as modified hereby. Unless otherwise indicated, all section and exhibit references in this Amendment refer to the respective sections and exhibits in the Credit Agreement.

Section 2. Redetermination of the Borrowing Base and Reduction of the Aggregate Commitments.

(a) In accordance with Section 2.05(b)(i) of the Credit Agreement, on and as of the Effectiveness Date (defined below) the Borrowing Base shall be decreased to $285,000,000 and shall be further automatically decreased by an additional $5,000,000 on the first day of each month thereafter commencing July 1, 2020 and continuing through and including November 1, 2020; and each such decreased Borrowing Base shall remain in effect until automatically decreased in accordance with the foregoing or until otherwise redetermined or adjusted in accordance with the provisions of the Credit Agreement.

(b) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders party hereto, on the other hand, agree that the foregoing redetermination of the Borrowing Base pursuant to Section 2(a) above (including the automatic monthly reductions described therein) shall constitute the regularly scheduled spring 2020 Scheduled Determination of the Borrowing Base and shall not constitute a Special Determination.

(c) In accordance with Section 2.07(b) of the Credit Agreement, upon each reduction of the Borrowing Base pursuant to Section 2(a) above to an amount that is less than the Aggregate Commitments then in effect, the Aggregate Commitments shall be automatically and permanently reduced (subject to any increases of the Aggregate Commitments in accordance with Section 2.04 of the Credit Agreement) ratably among the Lenders in accordance with each Lender’s Commitment contemporaneously with each such reduction in the Borrowing Base such that the Aggregate Commitments equal the Borrowing Base as reduced.

Section 3. Amendments to Credit Agreement.

3.1 Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms therein in the appropriate alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Excess Cash” means, at any time, the aggregate cash and Cash Equivalents of the Parent, the Borrower and their respective Restricted Subsidiaries (other than Excluded Cash) in excess of $25,000,000.

“Excluded Cash” means (a) any cash or Cash Equivalents of the Parent, the Borrower or any of their respective Restricted Subsidiaries in an Excluded Account, (b) any cash or Cash Equivalents held by the Administrative Agent as cash collateral pursuant to this Agreement or any other Loan Documents and (c) checks issued, wires initiated, or automated clearing house transfers initiated, in each case (i) solely to the extent issued or initiated to satisfy bona fide expenditures of the Parent, the Borrower or any of their respective Restricted Subsidiary and (ii) on account of transactions not prohibited under this Agreement and in the ordinary course of business.

“Lender-Related Person” shall mean any of the Administrative Agent, the Arranger, any Syndication Agent, any Documentation Agent, any L/C Issuer, and any Lender, and any Related Party of any of the foregoing Persons.

“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

3.2 Section 1.01 of the Credit Agreement is hereby amended by:

(a) amending and restating the Borrowing Base Utilization Grid in the definition of “Applicable Rate” therein to provide as follows:

	Applicable Rate
Borrowing Base Utilization Ratio	Base Rate	Eurodollar Rate + LIBOR Market Index Rate + Letters of Credit	Commitment Fee
> 90%	2.500%	3.500%	0.500%
> 75% and ≤ 90%	2.250%	3.250%	0.500%
> 50% and ≤ 75%	2.000%	3.000%	0.500%
> 25% and ≤ 50%	1.725%	2.725%	0.500%
≤ 25%	1.500%	2.500%	0.500%

(b) amending and restating the definition of “Bail-In Action” therein to provide as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(c) amending and restating the definition of “Bail-In Legislation” therein to provide as follows:

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation, rule or requirement applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(d) amending the definition of “Consolidated EBITDAX” to replace the reference to “$5,000,000” therein with “$20,000,000”.

(e) amending the definition of “Consolidated Net Debt” to replace the reference to “30,000,000” therein with “25,000,000”.

(f) amending the definition of “Minimum Required Conditions” therein to replace the reference to “3.00 to 1.00” therein with “2.50 to 1.00” and to replace the reference to “20.0%” therein with “25.0%”.

(g) amending the definition of “Write-Down and Conversion Powers” to provide as follows:

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

3.3 Section 2.05 of the Credit Agreement is hereby by amending clause (d) therein to replace the reference of “7.5%” therein with “5.0%”.

3.4 Section 2.06(b) of the Credit Agreement is hereby amended by inserting a new clause (iv) therein to provide as follows:

“(iv) If the Parent, the Borrower and their Restricted Subsidiaries have any Excess Cash outstanding for more than five (5) consecutive Business Days, the Borrower shall prepay the Committed Loans on the next succeeding Business Day, which prepayment shall be in a principal amount equal to or greater than the amount of such Excess Cash as of such fifth (5th) Business Day.”

3.5 Section 2.15(g) of the Credit Agreement is hereby amended and restated to provide as follows:

“(g) Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(ii) the effects of any Bail-In Action on any such liability, including, if applicable:

(A) a reduction in full or in part or cancellation of any such liability;

(B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(C) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.”

3.6 Section 4.02 of the Credit Agreement is hereby amended to:

(a) insert a new clause (e) therein to provide as follows:

“(e) The Parent, Borrower and their Restricted Subsidiaries shall not have any Excess Cash immediately before or after giving effect to such Committed Borrowing, in each case determined after giving effect to any intended use of proceeds on or before the date that is five (5) consecutive Business Days after the date the Borrower receives the funds from such Committed Borrowing, nor may such Committed Borrowing, after giving effect to any such intended use of proceeds, be in an amount that would trigger a mandatory prepayment under Section 2.06(b)(iv) and after giving effect to the time periods set forth therein, and such Loans shall be funded in accordance with Section 2.13 and thereafter maintained (until used in accordance with this Agreement) in (i) an account of the Borrower over which the Administrative Agent has “control” (within the meaning of Section 9-104 of the Uniform Commercial Code) or (ii) an Excluded Account to the extent permitted in accordance with the definition thereof.”; and

(b) amend the final sentence thereof to replace the phrase “Section 4.02(a), Section 4.02(b), Section 4.02(c), and Section 4.02(d)” with “Section 4.02(a), Section 4.02(b), Section 4.02(c), Section 4.02(d), and Section 4.02(e)”.

3.7 Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (h) therein, (ii) replacing the period at the end of clause (i) therein with “; and”, and (iii) inserting a new clause (j) therein immediately prior to the existing proviso at the end of clause (i) therein to provide as follows:

“(j) upon the reasonable request of the Administrative Agent, the Borrower shall provide to the Administrative Agent, no later than two (2) Business Days following such request, a summary of cash and Cash Equivalents of the Parent, the Borrower and their Restricted Subsidiaries in any Deposit Account, Securities Account, or Commodities Account maintained with a financial institution other than the Administrative Agent or its Affiliates as of such date.”

3.8 Section 6.12(b) of the Credit Agreement is hereby amended by replacing the reference to “85%”in the third and eighteenth line therein with “90%”.

3.9 Section 6.19 of the Credit Agreement is hereby amended to:

(a) amend the first sentence of clause (b) to (i) insert “or Section 6.19(c)” after “6.19(a)” and (ii) insert “until July 12, 2020” after “December 31, 2018.”

(b) insert a new clause (c) therein to provide as follows:

“(c) Without limiting the foregoing requirements set forth in Section 6.19(a) or Section 6.19(b) in any manner (and subject to limitations set forth in Section 7.12), from and after July 12, 2020, the Borrower shall enter into from time to time (and thereafter, the Borrower shall maintain in effect) Hedge Transactions with Approved Counterparties in respect of commodity prices for crude oil and natural gas such that the notional aggregate volumes of crude oil and natural gas covered by all Hedge Transactions of the Borrower as of any date of determination equal or exceed (i) an aggregate amount of sixty percent (60%) of the reasonably anticipated projected production of natural gas and crude oil (calculated on an equivalent basis) from Oil and Gas Properties comprising Proved Developed Producing Reserves of the Loan Parties evaluated in the Initial Engineering Report or the then most recently delivered Engineering Report, during the period of twelve consecutive full calendar months immediately following any such date of determination and (ii) an aggregate amount of thirty percent (30%) of the reasonably anticipated projected production of natural gas and crude oil (calculated on an equivalent basis) from Oil and Gas Properties comprising Proved Developed Producing Reserves of the Loan Parties evaluated in the Initial Engineering Report or the then most recently delivered Engineering Report, during the period of twelve (12) consecutive full calendar months immediately following the period described in the foregoing clause (i) of this Section 6.19(c) (and shall, upon request, provide to the Administrative Agent reasonable evidence satisfactory to the Administrative Agent demonstrating the Borrower’s compliance with the foregoing).

3.10 Section 7.03(l) of the Credit Agreement is hereby amended by replacing the reference to “3.50 to 1.00” therein with “2.50 to 1.00”.

3.11 Section 7.11(b) of the Credit Agreement is hereby amended by adding the following proviso immediately before the period therein:

“; provided that compliance with the financial ratio set forth in this Section 7.11(b) shall not be required for the fiscal quarter ending June 30, 2020”.

3.12 Section 9.03 of the Credit Agreement is hereby amended by amending clause (iv) in the last paragraph therein to provide as follows:

“(iv) the validity, enforceability, effectiveness or genuineness of this Agreement, or any other Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf., or any other electronic means that reproduces an image of an actual executed signature page) or the creation, perfection or priority of any Lien purported to be created by the Security Instruments,”

3.13 Section 10.10 of the Credit Agreement is hereby amended and restated to provide as follows:

“Section 10.10 Counterparts; Integration; Effectiveness.

(a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by Electronic Signature transmitted by telecopy, emailed pdf., or any other electronic means that reproduces an image of an actual executed signature page), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(b) Delivery of an executed counterpart of a signature page of (i) this Agreement, (ii) any other Loan Document and/or (iii) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.02), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the other parties shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender or the reasonable request of the Borrower, any Electronic

Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Parent, the Borrower and the other Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to have the same legal effect, validity and enforceability as any paper original, (ii) acknowledges that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall be deemed to have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Parent, the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

(c) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Except as otherwise provided above or provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. To the extent any inconsistency exists between this Agreement and any other Loan Document, the terms of this Agreement shall be deemed controlling.”

3.14 Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety with Annex I attached hereto.

Section 4. Effectiveness. This Amendment shall become effective on the date (the “Effectiveness Date”) on which each of the following conditions is satisfied:

4.1 The Administrative Agent shall have received counterparts of this Amendment from the Parent, the other Loan Parties and the Required Lenders.

4.2 Duly authorized and executed Mortgages, in form and substance reasonably acceptable to the Administrative Agent sufficient to grant, evidence and perfect first-priority Liens covering at least 90% of the of the aggregate PV9 Value of the Proved Reserves attributable to the Engineered Oil and Gas Properties included in the Borrower’s most recent Engineering Report provided to the Administrative Agent and the Lenders, any related financing statements and such other matters as the Administrative Agent shall reasonably request.

4.3 Each of the Parent, the Borrower and each other Loan Party shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment each of the Parent, the Borrower and each other Loan Party does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or limited liability company action, as applicable, on the part of the Parent, the Borrower and each other Loan Party, (b) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the each of the Parent, the Borrower and each other Loan Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, and (c) the representations and warranties by the each of the Parent, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document to which such entity is a party are true and correct on and as of the Effectiveness Date in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall be true and correct in all respects) as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case was true and correct, in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall continue to be true and correct in all respects) as of such earlier date, and (d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5. Miscellaneous.

5.1 Confirmation and Effect and No Waiver. The provisions of the Credit Agreement (as modified by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document for all purposes under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Public Parent, the Parent, the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall serve as a modification to the Credit Agreement, but shall not extinguish or novate the Loans or any other Obligation under the Credit Agreement.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms all of their respective Obligations and each of their other obligations under the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, (c) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Secured Obligations (except to the extent that such Liens have been released in accordance with the Loan Documents) and affirms that after giving effect to this Amendment, the terms of the Security Instruments secure, and will continue to secure, all Secured Obligations thereunder, and (e) agrees that its guarantee under the Guaranty, if applicable, and the other Loan Documents to which it is a party, as modified hereby, remains in full force and effect with respect to the Obligations.

5.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. THIS WRITTEN AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for fees and expenses in connection with this Amendment pursuant to the terms and conditions of Section 10.04 of the Credit Agreement.

5.7 Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as permitted under Section 10.06 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	AMPLIFY ENERGY OPERATING LLC,
a Delaware limited liability company, as the Borrower

By:	/s/ Martyn Willsher
Name:	Martyn Willsher
Title:	Senior Vice President and Chief Financial Officer

PARENT:	AMPLIFY ACQUISITIONCO LLC,
a Delaware limited liability company, as the Parent

By:	/s/ Martyn Willsher
Name:	Martyn Willsher
Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

GUARANTORS:	AMPLIFY ENERGY SERVICES LLC,
a Delaware limited liability company

By:	/s/ Martyn Willsher
Name:	Martyn Willsher
Title:	Senior Vice President and Chief Financial Officer

BETA OPERATING COMPANY, LLC,

a Delaware limited liability company

By:	/s/ Martyn Willsher
Name:	Martyn Willsher
Title:	Senior Vice President and Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY,

a California corporation

By:	/s/ Martyn Willsher
Name:	Martyn Willsher
Title:	Senior Vice President and Chief Financial Officer

AMPLIFY OKLAHOMA OPERATING LLC,

a Delaware limited liability company

By:	/s/ Martyn Willsher
Name:	Martyn Willsher
Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

ADMINISTRATIVE AGENT:	BANK OF MONTREAL, as Administrative Agent and as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	DNB CAPITAL LLC, as a Lender

By:	/s/ Mita Zalavadia
Name:	Mita Zalavadia
Title:	Assistant Vice President

By:	/s/ Ahelia Singh
Name:	Ahelia Singh
Title:	Assistant Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	KEYBANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	REGIONS BANK, as a Lender

By:	/s/ Cody Chance
Name:	Cody Chance
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	TRUIST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]